UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 29, 2007

OPHTHALMIC IMAGING SYSTEMS
(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant's telephone number, including area code): (916) 646-2020

                                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

      On October 29, 2007, Ophthalmic Imaging Systems (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with the purchasers named therein (the “Purchasers”), pursuant to which the Company issued to the Purchasers (i) an aggregate of  $2,750,000 in principal amount of its 6.5% Convertible Notes Due April 30, 2010 (the “Notes”), which Notes are convertible into 1,676,829 shares (the “Underlying Shares”) of common stock, no par value (the “Common Stock”), of the Company, and (ii) warrants (“Warrants”) to purchase an aggregate of 616,671 shares (the “Warrant Shares”) of Common Stock at an exercise price of $1.87 per share. The Company will use the proceeds from the issuance of the Notes for working capital and potential acquisitions. A copy of the form of Purchase Agreement and the form of Note is attached hereto as Exhibits 10.1 and 10.2, respectively.

Description of the Notes

     The Notes are convertible at any time, at the option of the Purchasers, into 1,676,829 shares of Common Stock, at a conversion price of $1.64 per share. The Company may not effect any conversion of the Notes and each Purchaser of the Notes is not permitted to convert its Notes into shares of Common Stock if such conversion would give such Purchaser a beneficial ownership of more than 9.99% of the outstanding shares of Common Stock. This 9.99% limitation may be waived by the Purchaser upon not less than 61 days prior notice to the Company.

     The Company will pay monthly interest on the outstanding principal amount of the Notes at a rate per annum equal to 6.5% (the “Interest Amount”). The Company will pay to the Purchasers one twelfth (1/12) of the principal amount of the Notes on the last buisness day of each other month beginning June 30, 2008 (the “Bi-Monthly Amount”); provided that, prospectively following each conversion of the Notes by any Purchaser, the Bi-Monthly Amount shall be automatically reduced by an amount equal to (a) the principal amount converted in such conversion, divided by (b) the number of remaining Bi-Monthly payment dates scheduled to occur under the Notes. Subject to the Notes, the Company has the right to satisfy payment of the Interest Amount or Bi-Monthly Amount, as the case may be, in full either in cash or in shares of Common Stock at the Company’s option. The Company shall be prohibited from exercising its right to pay the Interest Amount or Bi-Monthly Amount in shares of Common Stock (and must deliver cash in respect thereof) on the applicable payment date if (i) there fails to exist Effective Registration (as defined in the Notes) or an Event of Default (as defined in the Notes) shall have occurred and be continuing under the Notes, or (ii) the VWAP (as defined in the Notes) on each of the ten (10) trading days immediately preceding the applicable payment date is not greater than $1.00, unless otherwise waived in writing by the Purchasers in whole or in part at the Purchasers’ option.

     If at any time the market price of the Common Stock is equal to or greater than $3.50 (which figure shall be appropriately and equitably adjusted for stock splits, stock dividends, and similar events) for thirty (30) consecutive trading days (a “Pricing Period”), then the Company shall have the right to compel the Purchasers to convert up to 50% of the principal amount of Notes then held by the Purchasers. Additionally, if at any time the market price of the Common Stock is equal to or greater than $6.00 (which figure shall be appropriately and equitably adjusted for stock splits, stock dividends, and similar events) for a Pricing Period, then the Company shall have the right to compel the Purchasers to convert up to the entire principal amount of Notes then held by the Purchasers. Notwithstanding the foregoing, the Company is not entitled to exercise any forced conversion right unless at all times during the applicable Pricing Period, among other things, (i) the resale of all Registrable Securities (as defined below) is covered by an effective registration statement in accordance with the terms of the Registration Rights Agreement which registration statement is not subject to any suspension or stop orders; (ii) the resale of such Registrable Securities may be effected pursuant to a current and deliverable prospectus that is not subject at the time to any blackout or similar circumstance; (iii) the VWAP is greater than $1.00; (iv) none of the Company or any direct or indirect subsidiary of the Company shall be subject to any bankruptcy, insolvency or similar proceeding; and (vii) the Company has paid all prior interest and principal payments due under the Notes.

     The conversion price of the Notes will be adjusted and the number of shares of Common Stock to be issued upon conversion of the Notes will be adjusted upon the occurrence of, among other things, the payment of stock dividend or a stock split, (as defined in the Notes). In addition, the Notes include certain anti-dilution provisions if the Company issues or sells any Common Stock or convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of Common Stock, or directly or indirectly effectively reduces the conversion, exercise or exchange price for any convertible securities that are currently outstanding, at or to an effective per share selling price which is less than the greater of (i) the closing price on the trading day next preceding such issue or sale or, in the case of issuances to holders of Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options, or (ii) the then applicable conversion price. Upon the occurrence of an anti-dilution event specified in the immediately preceding sentence the conversion price of the Notes will be adjusted pursuant to a weighted-average formula.

     Upon any Change in Control Transaction (as defined in the Notes), the Purchasers have the right thereafter to (A) convert the Notes, in whole or in part, at the lower of the conversion price and the then applicable market price of the Common Stock into the shares of stock and other securities, cash and/or property receivable upon or deemed to be held by holders of Common Stock following such Change in Control Transaction, and the Purchasers are entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock into which the Notes could have been converted immediately prior to such Change in Control Transaction would have been entitled if such conversion were permitted, or (B) require the Company or its successor to redeem the Notes, in whole or in part, at a redemption price equal to the greater of (i) 130% of the outstanding principal amount of the Notes being redeemed and (ii) the product of (x) the average of the market price of the Common Stock for the five (5) Trading Days immediately preceding the Purchaser’s election to have its Notes redeemed and (y) the Conversion Ratio (as defined in the Notes).

     The Notes contain certain events of default that are customarily included in financings of this nature. If an event of default occurs, the Purchasers may declare all of the then outstanding principal amount of the Notes, including any interest due thereon, to be due and payable immediately. In the event of such acceleration, the amount due and owing to the Purchaser shall be the greater of (1) 130% of the outstanding principal amount of the Notes held by the Purchasers (plus all accrued and unpaid interest, if any) and (2) the product of (A) the highest closing price for the five (5) Trading days immediately preceding the Purchasers acceleration and (B) the Conversion Ratio (as defined in the Note).

Description of the Warrant

     The Warrants have an exercise period of five years from the date of issuance. The exercise price of the Warrants is $1.87 and will be adjusted and the number of shares of Common Stock to be issued upon exercise of the Warrants will be adjusted upon the occurrence of, among other things, the payment of stock dividend or a stock split. In addition, the Warrants include certain anti-dilution provisions if the Company issues or sells any Common Stock or convertible securities, or any warrants or other rights to subscribe for or to purchase or any options for the purchase of its Common Stock or directly or indirectly effectively reduces the conversion, exercise or exchange price for any convertible securities that are currently outstanding, at or to an effective per share selling price which is less than the greater of (i) the closing price on the trading day next preceding such issue or sale or, in the case of issuances to holders of its Common Stock, the date fixed for the determination of stockholders entitled to receive such warrants, rights, or options, or (ii) the then applicable exercise price. Upon the occurrence of an anti-dilution event specified in the immediately preceding sentence the exercise price of the Warrants will be adjusted pursuant to a weighted-average formula.

     The Company may not effect any exercise of the Warrants and each Purchaser is not permitted to exercise its Warrants into shares of Common Stock if such exercise would give such Purchaser a beneficial ownership of more than 9.99% of the outstanding shares of Common Stock of the Company. This 9.99% limitation may be waived by each Purchaser upon not less than 61 days prior notice to the Company. A copy of the form of Warrant is attached hereto as Exhibit 10.3.

Description of the Registration Rights Agreement

     Pursuant to the Registration Rights Agreement, dated October 29, 2007, among the Company and the Purchasers, the Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) within 30 days of October 29, 2007 (the “Filing Date”) a registration statement covering the resale of the Underlying Shares, the Warrant Shares and any other shares of Common Stock issued or issuable upon conversion of, or payment of interest or repayment of principal under, the Notes, and upon the exercise of the Warrants (the “Registrable Securities”). If such registration statement is not filed on or prior to the Filing Date, then the Company will make pro-rata payments to the Purchasers as liquidated damages and not as a penalty, in an amount equal to 1% of the sum of the aggregate principal amount then outstanding under the Notes for each month (or portion thereof) following the Filing Date that such registration statement has not been filed.

     If (A) the registration statement covering Registrable Securities is not declared effective by the SEC within nine (9) months following October 29, 2007 (or the fifth day following the date on which the Company is notified by the SEC that such Registration Statement will not be reviewed or is no longer subject to further review and comments), or the registration statement covering Additional Registrable Securities (as defined in the Registration Rights Agreement) is not declared effective by the SEC within three months following demand of a Purchaser relating to the Additional Registrable Securities to be covered thereby (each of the foregoing deadlines, a “Registration Date”), (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason, (C) the Registrable Securities (or Additional Registrable Securities after issuance and registration) specifically are not listed or included for quotation on the OTC Bulletin Board, the Nasdaq Stock Market, the New York Stock Exchange or the American Stock Exchange (each an “Approved Market”) or trading of the Common Stock is suspended or halted thereon, or (D) the Company fails, refuses or is otherwise unable to timely issue Underlying Shares upon conversion of the Notes or Warrant Shares upon exercise of the Warrants, in accordance with the terms of the Notes and Warrants, or unlegended certificates for the Underlying Shares or Warrant Shares, in each case within ten days following the Purchaser’s written demand for issuance of such Underlying Shares or Warrant Shares or certificates, then the Company will make pro-rata payments to the Purchaser as liquidated damages and not as a penalty, in an amount equal to 1% of the sum of the aggregate principal amount then outstanding under the Notes for each month (or portion thereof) following the Registration Date during which any of the events described in (A), (B), (C) or (D) above occurs and is continuing, provided that (1) such 1% figure shall increase to 2% if the Registration Statement is not declared effective prior to the first anniversary of October 29, 2007, (2) the total amount of damages payable pursuant to clause (A) above shall be limited to 17.5% of the original principal amount of Notes if at the time of any such determination the Purchasers are permitted to sell the Registrable Securities under Rule 144 promulgated under the Securities Act, and (3) the Registration Date shall be extended one day for each day that the Company is prevented from complying with its obligations set forth under subsection (A) above solely due to delays caused by the Purchasers. The Company’s obligation to keep the registration statement effective will terminate upon the earlier of (i) the date on which all Registrable Securities or Additional Registrable Securities have been sold, and (ii) the date on which all Registrable Securities or Additional Registrable Securities, as the case may be, may be sold pursuant to Rule 144(k). A copy of the form of Registration Rights Agreement is attached hereto as Exhibit 10.3.

     Incorporated herein by reference are the following: the form of Purchase Agreement (Exhibit 10.1), the form of Notes (Exhibit 10.2), the form of Warrants (Exhibit 10.3), and the form of Registration Rights Agreement (Exhibit 10.4). The respective descriptions of the form of Purchase Agreement, form of Note, form of Warrant and form of Registration Rights Agreement contained herein are brief summaries only and are qualified in their entirety by the respective terms of each document incorporated herein by reference.

Item 2.03.     Creation of a Direct Financial obligation or an Obligation under an Off-Balance Sheet Arrangementof a Registration.

     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02.      Unregistered Sale of Equity Securities.

     The offering and sale of the Notes and Warrants were made in a private sale in reliance on the exemption from registration provided by Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. This Current Report in Form 8-K shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 9.01.      Financial Statements and Exhibits.

             (d)      Exhibits.

10.1.	Form of Purchase Agreement, dated October 29, 2007, by and among the Company and the Purchasers named therein.
10.2.	Form of 6.5% Convertible Notes Due April 30, 2010.
10.3.	Form of Warrant.
10.4.	Form of Registration Rights Agreement, dated October 29, 2007, by and among the Company and the Purchasers.
99.1.	Press Release of the Company issued on October 31, 2007.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     October 31, 2007                                                                                             OPHTHALMIC IMAGING SYSTEMS

                                                                                By:  /s/ Ariel Shenhar

                                                                                       Name: Ariel Shenhar

                                                                Title: Chief Financial Officer